SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Amendment No. 2


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  April 7, 2000

                            North Lily Mining Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                      Utah
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        0-16740                                            87-159350
----------------------                        -------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


              1800 Glenarm Place, Suite 210, Denver Colorado 80202
               (Address of principal executive offices) (Zip Code)
        -----------------------------------------------------------------
        Registrant's telephone number, including area code (303) 294-0427

This form 8-K/A amends the Form 8-K filed with the Securities and Exchange Commission on April 7, 2000 (the "Original Form 8-K") by including the financial statements and pro forma financial information referred to below.


Item 7.   Financial Statements, Pro Forma Information and Exhibits

         (a)   Financial Statements of Business Acquired

               (1)  Report of Independent Auditors.

               (2) Loanmining.com, Inc. (formerly Home Loan.Com, Inc.) balance sheets as of December 31, 1999 and the related statements of operations, stockholders' and cash flows for the year ended December 31, l999 and Mortgage Partners Funding Corp. and Mortgage Partners Lending Corp. balance sheets as of October 4, l999 and December 31, l998 and the related statement of operations, stockholders' equity and cash flows for each of the two years ended in the period October 4, l999 and December 31, l999.

               (3) Notes to Financial Statements of Loanmining.com, Inc., Mortgage Partners Funding Corp. and Mortgage Partners Lending Corp.

          (b)  Pro Forma Financial Information (unaudited)

               (1) Unautidted Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, l999.

               (2) Unaudited Pro Forma Condensed Combined Statement of Operations for the Quarter Ended March 31, 2000.

               (3) Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000.

                             Janet Loss, C.P.A. P.C.
                           Certified Public Accountant
                      1780 South Bellaire Street, Suite 500
                             Denver, Colorado 80222
                                  303-782-0878



Board of Directors
Home Loan.com, Inc. and Subsidiaries
4155 East Jewell Avenue, Suite #400
Denver, Colorado 80222

I have audited the accompanying consolidated Balance Sheet of Home Loan.com, Inc. and Subsidiaries as of December 31, 1999 and the consolidated statements of Operations, Stockholder's Equity and Cash Flows for the period October 4, 1999 (Inception) thru December 31, 1999. The financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on the financial statements based on my audit.

My examination was made in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurances as to whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly in all material respects, the financial position of Home Loan.com, Inc. and Subsidiaries as of December 31, 1999, and the results of its operations and changes in cash flow for the period October 4, 1999 (Inception) thru December 31, 1999, in conformity with generally accepted accounting principles applied on a consistent basis

/s/ Janet Loss
Janet Loss, C.P.A., P.C.

November 6, 2000

                               HOME LOAN.COM, INC.

                                  BALANCE SHEET
                                December 31, 1999

ASSETS

CURRENT ASSETS:
                  Cash in Checking ..............................      $    444
                  Receivable, other .............................           600
                  Accounts Receivable, trade ....................        18,494
                           Total current assets .................        19,538
Fixed assets net, of accumulated
depreciation of $6,164  .........................................        29,631

Security Deposit ................................................        13,875
                                                                       --------
                           TOTAL ASSETS .........................      $ 63,044
                                                                       ========
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
                  Overdraft .....................................      $  3,001
                  Accounts payable ..............................        29,576
                  Payroll taxes payable .........................        33,538
                                                                       --------
                           Total current liabilities ............        66,115
                                                                       --------
LONG-TERM LIABILITIES:
                  Line of Credit ................................        23,573
                                                                       --------
                           Total Liabilities ....................        89,688
                                                                       --------
STOCKHOLDERS' EQUITY (DEFICIT):
                  Common stock, no par value,
                  50,000 shares authorized, 1,253
                  shares issued and outstanding .................           100
                  Contributed Capital ...........................         3,837
                  Common Stock Subscribed .......................        16,000
                  (Deficit) .....................................       (46,581)
                                                                       --------
                  Total Stockholders' Equity (Deficit) ..........       (26,644)
                                                                       --------
                  TOTAL LIABILITIES AND
                  STOCKHOLDERS' EQUITY ..........................      $ 63,044
                                                                       ========


   The accompanying notes are an integral part of these financial statements.

                               HOME LOAN.COM, INC.

                             STATEMENT OF OPERATIONS

                   For the Period October 4, 1999 (Inception)
                             Thru December 31, 1999


REVENUES
         Mortgage Brokerage Revenues .........................        $ 305,949
         Cost of Mortgage Brokerage ..........................        $ 158,641
                                                                      ---------
                      Net Profit .............................        $ 147,308

OPERATING EXPENSES:
         General and Administrative expenses .................          192,251

NET (LOSS) INCOME BEFORE
OTHER INCOME (EXPENSES) ......................................          (44,943)
                                                                      ---------

OTHER INCOME AND (EXPENSES)
         Interest (Expense) ..................................           (1,638)
                                                                      ---------

NET (LOSS) ...................................................          (46,581)
                                                                      =========

NET (LOSS) PER SHARE .........................................           (37.18)
                                                                      =========

WEIGHTED AVERAGE
NUMBER OF SHARES
OUTSTANDING ..................................................            1,253
                                                                      =========





    The accompanying notes are an integral part of the financial statements.



                               HOME LOAN.COM, INC.

                        STATEMENT OF STOCKHOLDERS' EQUITY

                   For the period October 4, 1999 (Inception)
                             Thru December 31, 1999



                      Common         Common     Common                             Total
                      Stock Number   Stock      Stock        Contributed           Stockholders'
                      of Shares      Amount     Subscribed   Capital     (Deficit) Equity
                      ------------   ------     ----------   -----------  -------  ------------

October 4,
1999 1,000
shares issued
(Inception) ......     1000      $    100         --           --          --      $    100

Shares issued
For merger
Effective
October 4,
1999 (Note 1) ....      253          --           --       $  3,837        --      $  3,837

Funds
Received
December 1999  ...       --          --         16,000         --          --        16,000

Net (Loss) For
the Period
October 4, 1999
(Inception) thru
December 31,
1999  ............       --          --           --           --       ($46,581)   ($46,581)
                   --------      --------     --------     --------     --------    --------

Balances
December 31,
1999  ............    1,253      $    100     $ 16,000     $  3,837     ($46,581)   ($26,644)
                   ========      ========     ========     ========     ========    ========


    The accompanying notes are an integral part of the financial statements.

                              HOME LOANS.COM, INC.

                             STATEMENT OF CASH FLOWS

                   For the Period October 4, 1999 (Inception)
                             Thru December 31, 1999

                                                               December 31, 1999
                                                               -----------------
CASH FLOWS FROM (TO)
OPERATING ACTIVITIES:

         Net Loss .............................................        $(46,581)
         Adjustments to Reconcile
         Net (Loss) to Cash Flow
         From Operating Activities:
                  Depreciation ................................             497
                  (Increase) in Receivable ....................         (19,094)
                  (Increase) in Security Deposit ..............         (13,875)
         Increase in Payables and Overdraft ...................          66,115
                                                                       --------
         Cash Used by Operating Activities ....................         (12,938)
                                                                       --------
CASH FLOWS FROM
INVESTING ACTIVITIES:

         (Increase) in fixed assets ...........................         (30,128)

CASH FLOWS FROM
FINANCING ACTIVITIES:

         Proceeds from issuance of
         Common stock .........................................             100
         Common Stock Subscribed ..............................          16,000
         Contributed Capital ..................................           3,837
         Increase in Line of Credit ...........................          23,573
                                                                       --------
         Net cash provided by financing
         Activities ...........................................          43,510
                                                                       --------
         Net Increase in Cash .................................             444

         Cash, Beginning of the Period ........................               0
                                                                       --------
        Cash, End of the Period ...............................        $    444
                                                                       ========

    The accompanying notes are an integral part of the financial statements.

                               HOME LOAN.COM, INC.

                        NOTES TO THE FINANCIAL STATEMENTS


NOTE 1-  ORGANIZATION AND HISTORY
         ------------------------

The Company is a Colorado corporation, incorporated October 1999 to engage in the mortgage and finance business. The Company entered into a merger agreement with the following Colorado Corporations, Mortgage Partners Lending Corp. and Mortgage Partners Funding Corp.

As of October 4, 1999, the separate existence of Mortgage Partners Lending Corp. and Mortgage Partners Funding Corp. ceased and Home Loan.Com, Inc. continued its corporate existence and was the "Surviving Corporation".

As of October 4, 1999, the 4,000 issued and outstanding shares of Mortgage Partners Funding Corp. was converted into one share of the "Surviving Corporation". The 530 issued and outstanding shares of Mortgage Partners Lending Corp. was converted into 252 shares of the "Surviving Corporation".

On March 28, 2000, the Surviving Corporation changed its name to Loanmining.Com, Inc.

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

Accounting Method
-----------------

The Company records income and expenses on the accrual method.

Cash and cash equivalents
-------------------------

Cash and cash equivalents include cash on hand, cash on deposit and highly liquid investments with maturities generally of three months or less.

Year End
--------

The Company has elected to have a fiscal year ended December 31.

                             Janet Loss, C.P.A. P.C.
                           Certified Public Accountant
                      1780 South Bellaire Street, Suite 500
                             Denver, Colorado 80222
                                  303-782-0878



Board of Directors
Mortgage Partners Lending Corp.
3131 South Vaughn Way, Suite 520
Aurora, Colorado 80014


I have audited the accompanying Balance Sheet of Mortgage Partners Lending Corp. as of October 4, 1999 and the statements of operations, Stockholder's Equity and Cash Flows for the period January 28, 1999 (Inception) thru October 4, 1999. The financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on the financial statements based on my audit.

My examination was made in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurances as to whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly in all material respects, the financial position of Mortgage Partners Lending Corp. as of October 4, 1999, and the results of its operations and changes in cash flow for the period January 28, 1999 (Inception) thru October 4, 1999, in conformity with generally accepted accounting principles applied on a consistent basis

/s/ Janet Loss
Janet Loss, C.P.A., P.C.

November 6, 2000

                         MORTGAGE PARTNERS LENDING CORP.

                                  BALANCE SHEET
                                 October 4, 1999

                                     ASSETS

CURRENT ASSETS:
         Cash in Checking .......................................        $ 8,267
         Prepaid Expenses .......................................          1,931
         Receivable, Mortgage Partners
         Funding Corp (affiliated company) ......................         28,960
                                                                         -------
         Total current assets ...................................         39,158
                                                                         -------
         Fixed assets net, of
         accumulated depreciation
         of $896 ................................................          7,460
         Security Deposit .......................................          1,985
                                                                         -------
         TOTAL ASSETS ...........................................        $48,603
                                                                         =======
LIABILITIES AND STOCKHOLDERS' EQUITY

         CURRENT LIABILITIES:
                  Accounts payable ..............................        $15,042
                  Corporate income taxes payable ................          3,234
                                                                         -------
                  Total current liabilities .....................         18,276
                                                                         -------
         LONG-TERM LIABILITIES:
                  Line of Credit,
                  U. S. Bancorp .................................         18,504
                                                                         -------
         STOCKHOLDERS' EQUITY:
                  Common stock, no par value,
                  50,000 shares authorized, 530
                  shares issued and outstanding .................            500
                  Retained earnings .............................         11,323
                                                                         -------
                  Total Stockholders' Equity ....................         11,823
                                                                         -------
                  TOTAL LIABILITIES AND
                  STOCKHOLDERS' EQUITY ..........................        $48,603
                                                                         =======

   The accompanying notes are an integral part of these financial statements.

                         MORTGAGE PARTNERS LENDING CORP.

                             STATEMENT OF OPERATIONS

                   For the Period January 28, 1999 (Inception)
                              Thru October 4, 1999


         REVENUES
Mortgage Brokerage Revenue ...................................        $ 204,186
Cost of Mortgage Brokerage ...................................          136,752
                                                                      ---------
                  Net Profit .................................           67,434


         OPERATING EXPENSES:
General Administrative Expenses ..............................           52,161

         NET INCOME BEFORE
         OTHER INCOME (EXPENSES) .............................           15,273
                                                                      ---------

         OTHER INCOME AND EXPENSES


                  Interest (Expense) .........................             (716)
                                                                      ---------
                  Net income before Provision
                  for Income Taxes ...........................           14,557

                  Provision for Income Taxes .................            3,234
                                                                      ---------
         NET INCOME ..........................................        $  11,323
                                                                      =========
         NET INCOME PER SHARE ................................        $   21.23
                                                                      =========
         WEIGHTED AVERAGE
         NUMBER OF SHARES
         OUTSTANDING .........................................              530
                                                                      =========




    The accompanying notes are an integral part of the financial statements.

                         MORTGAGE PARTNERS LENDING CORP.

                        STATEMENT OF STOCKHOLDERS' EQUITY

                   For the period January 28, 1999 (Inception)
                              Thru October 4, 1999



                            Common
                            Stock           Common                      Total
                           Number of        Stock      Retained    Stockholders'
                            Shares          Amount      Earning        Equity
                         ------------------------------------------------------

Balance
January 28, 1999
(Inception) 530
shares issued .........        530      $   500            0      $   500

Net income for
The Period
January 28,1999
(Inception) thru
October 4, 1999  ....         --           --        $11,323      $11,323
                           -------      -------      -------      -------

Balances
October 4, 1999  ....          530      $   500      $11,323      $11,823
                           =======      =======      =======      =======












    The accompanying notes are an integral part of the financial statements.

                         MORTGAGE PARTNERS LENDING CORP.
                             STATEMENT OF CASH FLOWS

                   For the Period January 28,1999 (Inception)
                              Thru October 4, 1999

CASH FLOWS FROM (TO)
OPERATING ACTIVITIES:

         Net Income ..........................................         $ 11,323
         Adjustments to Reconcile
         Net (Loss) to Cash Flow
         From Operating Activities:
                  Depreciation ...............................              896
         (Increase) in Prepaid Expenses ......................           (1,931)
         (Increase) in Receivable
         Mortgage Funding Corp. ..............................          (28,960)
         (Increase) in Security Deposit ......................           (1,985)
         Increase in Payables ................................           15,042
         Increase in corporate income
         Taxes payable .......................................            3,234
                                                                       --------
         Cash Used by Operating Activities ...................           (2,381)
                                                                       --------

CASH FLOWS FROM
INVESTING ACTIVITIES:

         (Increase) in fixed assets ..........................           (8,356)

CASH FLOWS FROM
FINANCING ACTIVITIES:

         Proceeds from issuance of
         Common stock ........................................              500
         Increase in Line of Credit,
         U. S. Bancorp .......................................           18,504
                                                                       --------
         Net cash provided by financing
         Activities ..........................................           19,004
                                                                       --------

         Net Increase in Cash ................................            8,267

         Cash, Beginning of the Period .......................                0
                                                                       --------
         Cash, End of the Period .............................            8,267
                                                                       ========


    The accompanying notes are an integral part of the financial statements.

                         MORTGAGE PARTNERS LENDING CORP.

                        NOTES TO THE FINANCIAL STATEMENTS


NOTE 1-  ORGANIZATION AND HISTORY
         ------------------------

The Company is a Colorado corporation and has been incorporated since January 28,1999. The business purpose of the corporation was to engage in mortgage brokerage and finance business.

On October 4, 1999, the Company merged into Home Loan. Com, Inc., a Colorado corporation. The separate existence of Mortgage Partners Lending Corp. ceased and Home Loan. Com, Inc. continued its corporate existence and was the "Surviving Corporation."

On the effective date of the merger, October 4, 1999, the 530 issued and outstanding shares of the Company's common stock was converted into 252 shares of the "Surviving Corporation."

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

Accounting Method
-----------------

The Company records income and expenses on the accrual method.

Cash and cash equivalents
-------------------------

Cash and cash equivalents include cash on hand, cash on deposit and highly liquid investments with maturities generally of three months or less.

Year End
--------

The Company has elected to have a fiscal year ended December 31.

Revenues
--------

The Company recognizes revenue as it has been earned rather than received.

Fixed assets and accumulated depreciation.
-----------------------------------------

Fixed assets consists of office equipment and are stated at cost less accumulated depreciation, which is provided for by charges to operations over the estimated useful lives of the assets.

Use of estimates.
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3-  AGING OF ACCOUNTS PAYABLE
         -------------------------

Current           35%
30-60 days        40%
Over 60 days      25%

NOTE 4-  LINE OF CREDIT
         --------------

The Company has obtained a line of credit. The interest rate varies and is approximately 10.50 percent.

NOTE 5-  LEASES AND OTHER COMMITMENTS
         ----------------------------

The Company leases its space for $ 1930.79 per month and had a three year lease. Upon the completion of the merger, the lease was assumed by the original stockholder of the Company.

NOTE 6-  PROVISION FOR TAXES ON INCOME.
         -----------------------------

The estimated provision for income taxes are based on the statutory federal and state income tax rates.

NOTE 7-  RELATED PARTY TRANSACTIONS.
         --------------------------

The Company has received advances of monies for its operating expenses from an affiliate company, Mortgage Funding Corp.

                             Janet Loss, C.P.A. P.C.
                           Certified Public Accountant
                      1780 South Bellaire Street, Suite 500
                             Denver, Colorado 80222
                                  303-782-0878


Board of Directors
Mortgage Partners Funding Corp.
9033 East Easter Avenue, Suite 100
Englewood, Colorado 80112


I have audited the accompanying Balance Sheets of Mortgage Partners Funding Corp. as of October 4, 1999 and December 31, 1998, and the Statements of Operations, Stockholder's Equity and Cash Flows for the Period January 23, 1998 (Inception) thru December 31, 1998 and for the Period January 1, 1999 thru October 4, 1999. The financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on the financial statements based on my audit.

My examination was made in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurances as to whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly in all material respects, the financial position of Mortgage Partners Funding Corp. as of October 4, 1999, and December 31, 1998, and the results of its operations and changes in cash flow for the Period January 23, 1998 (Inception) thru December 31, 1998 and for the Period January 1, 1999 thru October 4, 1999, in conformity with generally accepted accounting principles applied on a consistent basis

/s/ Janet Loss
Janet Loss, C.P.A., P.C.

November 6, 2000

                         MORTGAGE PARTNERS FUNDING CORP.

                                 BALANCE SHEETS

                                                        October 4,  December 31,
                  ASSETS                                   1999         1998
                                                        ---------   -----------
CURRENT ASSETS:
       Cash in Checking ...............................   $ 29,498    $  5,734
       Prepaid Expenses ...............................      4,012       2,043
                                                          --------    --------
       Total current assets ...........................     33,510       7,777
                                                          --------    --------

       Fixed assets net, of
       accumulated depreciation
       of $5,268 and $3,823x ..........................     14,435      18,330
                                                          --------    --------
       Security Deposit ...............................      4,458       2,111
                                                          --------    --------
       TOTAL ASSETS ...................................   $ 52,403    $ 28,218
                                                          --------    --------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
                Accounts Payable ......................   $ 14,970    $  6,719
                Payroll Taxes Payable .................     16,119      11,540
                                                          --------    --------
                Total current liabilities .............     31,089      18,259
                                                          --------    --------
LONG-TERM LIABILITIES:
                Payable Mortgage Lending
                Corp. (Affiliate Company) .............     28,960           0
                Stockholders Loans ....................        340           0
                                                          --------    --------
                Total Long Term Liabilities ...........     29,300           0
                                                          --------    --------

STOCKHOLDERS' EQUITY (DEFICIT):
                Common stock, no par value,
                50,000 shares authorized, 4000
                shares issued and outstanding .........      4,000        4000
                Retained earnings (deficit) ...........    (11,986)      5,959
                                                          --------    --------
                Total Stockholders' Equity (Deficit) ..     (7,986)      9,959
                                                          --------    --------
                TOTAL LIABILITIES AND
                STOCKHOLDERS' EQUITY ..................   $ 52,403    $ 28,218
                                                          ========    ========


   The accompanying notes are an integral part of these financial statements.

                         MORTGAGE PARTNERS FUNDING CORP.

                            STATEMENTS OF OPERATIONS

                   For the Period January 23, 1998 (Inception)
                    thru December 31, 1998 and for the Period
                      January 1, 1999 thru October 4, 1999

                                                       October 4,   December 31,
                                                          1999          1998
                                                       ---------    -----------
                  REVENUES

Mortgage Brokerage Revenues ....................      $ 907,657       $ 515,185
Cost of Mortgage Brokerage .....................        498,000         292,945
                                                      ---------       ---------
                  Net Profit ...................        409,657         222,240

         OPERATING EXPENSES:

General and Administrative Expenses ............        426,667         216,049

         NET INCOME (LOSS) BEFORE
         OTHER INCOME (EXPENSES) ...............        (17,010)          6,191
                                                      ---------       ---------
         OTHER INCOME AND (EXPENSES)
                  Interest (Expense) ...........         (1,181)           (232)
                  Gain on Disposition
                  of assets ....................            246               0
                                                      ---------       ---------
         TOTAL OTHER INCOME AND
         (EXPENSES) ............................           (935)           (232)
                                                      ---------       ---------
         NET INCOME (LOSS) .....................        (17,945)      $   5,959
                                                      =========       =========
         NET INCOME (LOSS)
         PER SHARE .............................      $   (4.48)      $    1.49
                                                      ---------       ---------
         WEIGHTED AVERAGE
         NUMBER OF SHARES
         OUTSTANDING ...........................          4,000           4,000
                                                      ---------       ---------


    The accompanying notes are an integral part of the financial statements.

                         MORTGAGE PARTNERS FUNDING CORP.
                       STATEMENTS OF STOCKHOLDERS' EQUITY

                   For the period January 23, 1998 (Inception)
                    Thru December 31, 1998 and for the Period
                       January 1,1999 thru October 4, 1999



                                  Common
                                   Stock     Common     Retained     Total
                                 Number of    Stock     Earnings   Stockholders'
                                  Shares     Amount     (deficit)    Equity
                                 ---------   ------     --------   ------------

Balance
January 23, 1998
(Inception), 4000
shares issued ..............       4,000    $  4,000    $      0     $  4,000

Net income for
The Period
January 23,1998
(Inception) thru
December 31, 1998  .........        --          --      $  5,959     $  5,959
                                --------    --------    --------     --------
Balances, December
31, 1998  ..................       4,000    $  4,000    $  5,959     $  9,959

Net (loss) for the
Period January 1,
1999 thru October 4,
1999  ......................        --          --      ($17,945)    ($17,945)
                                --------    --------    --------     --------
Balances,
October 4, 1999 ............       4,000    $  4,000    $(11,986)    $ (7,986)
                                ========    ========    ========     ========




    The accompanying notes are an integral part of the financial statements.

                         MORTGAGE PARTNERS FUNDING CORP.
                            STATEMENTS OF CASH FLOWS

                   For the Period January 23,1998 (Inception)
                    Thru December 31,1998 and for the Period
                      January 1, 1999 thru October 4, 1999

                                                        October 4,  December 31,
                                                           1999         1998
                                                        ---------   ------------
CASH FLOWS FROM (TO)
OPERATING ACTIVITIES:

                  Net Income (Loss) ................     $(17,945)     $  5,959

         Adjustments to Reconcile
         Net (Loss) to Cash Flow
         From Operating Activities:

         Depreciation ..............................        5,819         3,823
         (Increase) in Prepaid Expenses ............       (1,969)       (2,043)
         (Increase) in Security Deposit ............       (2,347)       (2,111)
         Increase in Payables ......................       16,971        18,259
                                                         --------      --------
         Cash Used by Operating Activities .........     $    529      $ 23,887
                                                         --------      --------

CASH FLOWS FROM
INVESTING ACTIVITIES:

         (Increase) in fixed assets- net
         of Disposition of assets ..................       (1,924)      (22,153)
                                                         --------      --------
CASH FLOWS FROM
FINANCING ACTIVITIES:

         Proceeds from issuance of
         Common stock ..............................            0         4,000
         Increase in Loans .........................       25,159             0
                                                         --------      --------
         Net Cash Provided by
         Financing Activities ......................       25,159         4,000
                                                         --------      --------
         NET INCREASE IN CASH ......................       23,764         5,734
                                                         --------      --------
         CASH, BEGINNING OF PERIOD .................        5,734             0
                                                         --------      --------
         CASH, END OF PERIOD .......................     $ 29,498      $  5,734
                                                         ========      ========


    The accompanying notes are an integral part of the financial statements.

                         MORTGAGE PARTNERS FUNDING CORP.

                        NOTES TO THE FINANCIAL STATEMENTS


NOTE 1-  ORGANIZATION AND HISTORY
         ------------------------

The Company is a Colorado corporation and has been incorporated since January 23,1998. The business purpose of the corporation was to engage in mortgage brokerage and finance businesses.

On October 4, 1999, the Company merged into Home Loan. Com, Inc., a Colorado corporation. The separate existence of Mortgage Partners Funding Corp. ceased and Home Loan. Com, Inc. continued its corporate existence and was the "Surviving Corporation."

On the effective date of the merger, October 4, 1999, the 4,000 issued and outstanding shares of the Company's common stock was converted into one share of the "Surviving Corporation."

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

Accounting Method
-----------------

The Company records income and expenses on the accrual method.

Cash and cash equivalents
-------------------------

Cash and cash equivalents include cash on hand, cash on deposit and highly liquid investments with maturities generally of three months or less.

Year End
--------

The Company has elected to have a fiscal year ended December 31.

Revenues
--------

The Company recognizes revenue as it has been earned rather than received.

Fixed assets and accumulated depreciation.
-----------------------------------------

Fixed assets consists of office equipment and are stated at cost less accumulated depreciation, which is provided for by charges to operations over the estimated useful lives of the assets.

Use of estimates.
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3-  AGING OF ACCOUNTS PAYABLE
         -------------------------

Current           30%
30-60 days        38%
Over 60 days      32%


NOTE 4-  LEASES AND OTHER COMMITMENTS
         ----------------------------

The Company leases its space for $ 2,042.50 per month and had a three-year lease. Upon the completion of the merger (Note 1), the lease was assumed by the original stockholder of the Company.

NOTE 5-  PROVISION FOR TAXES ON INCOME.
         -----------------------------

The Company has elected to be a Subchapter "S" Corporation. Therefore, all income and losses flows thru to the individual stockholders, who then report their share of income or loss on their individual tax return.

NOTE 6-  RELATED PARTY TRANSACTIONS.
         --------------------------

The Company has advanced monies to an affiliate company, Mortgage Partners Lending Corp., for its operating expenses.

The accompanying unaudited comparative statement of operations and statement of cash flows for the predecessor companies, Mortgage Partners Funding Corp., Mortgage Partners Lending Corp. for the period ended March 31, 1999, and Loanmining.com, Inc. (formerly Home Loan.com, Inc.) for the period ended March 31, 2000, and the Balance Sheet as of March 31, 2000 for Loanmining.com, Inc. have been prepared by management based upon the historical financial statements of the companies. The unaudited financial statements should be read in conjunction with the historical financial statements and notes thereto of Loanmining.com, Inc., Mortgage Partners Funding Corp. and Mortgage Lending Corp. contained elsewhere in this document. These unaudited financial statements are presented as if the acquisition of Loanmining.com, Inc. had not occurred at the beginning of each period presented.


                         MORTGAGE PARTNERS FUNDING CORP.
                                       AND
                         MORTGAGE PARTNERS LENDING CORP.
                                      AND
                              LOANMINING.com, INC.
                             STATEMENT OF OPERATIONS
                                   (Unaudited)

                                                 For the period ended March 31, l999      For the period ended
                                            --------------------------------------------      March 31, 2000
                                            Mortgage Partners          Mortgage Partners  --------------------
                                              Funding Corp.               Lending Corp.    Loanmining.com, Inc.
                                            -----------------          -----------------  --------------------
Revenue
  Mortgage brokerage revenues ...............   $ 269,803               $  60,788               $  150,612

Cost of sales
  Cost of mortgage brokerage ................     148,713                  40,034                   78,377

Net profit ..................................     121,090                  20,754                   72,235

Operating Expenses
  General and administrative expenses .......     128,291                  14,614               $ (199,882)

Net profit ..................................   $  (7,201)                  6,140               $ (127,647)

Net (loss) per common share-basic and diluted   $   (1.80)              $   11.58                     --

Weighted average common shares outstanding-
basic and diluted ...........................       4,000                     530                     --



                         MORTGAGE PARTNERS FUNDING CORP.
                                       AND
                         MORTGAGE PARTNERS LENDING CORP.
                                       AND
                              LOANMINING.com, INC.
                             STATEMENT OF CASH FLOWS
                                  (UNADUITED)

                                            For the period ended March 31, l999       For the period ended
                                           ------------------------------------           March 31, 2000
                                           Mortgage Partners   Mortgage Partners      --------------------
                                              Funding Corp.       Lending Corp.        Loanmining.com, Inc.
                                           -----------------   -----------------      --------------------
CASH FLOWS FROM (TO)
OPERATING ACTIVITIES:

   Net income (loss) ..................        $ (7,201)            $  6,140                 $  (127,647)
   Adjustments to reconcile
   Net income (loss) to cash flow
   From Operating Activities:
      Depreciation ....................           1,791                  269                         714
  (Increase) Decrease in receivable ...            --                   --                         9,779
  (Increase) in Security deposit ......          (1,337)              (1,985)                       --
   Increase (Decrease) in payables ....          20,445                8,677                 $   (30,047)
   (Decrease) in line of credit .......            --                   --                   $   (18,573)
   Increase - notes payable ...........            --                   --                        67,000
   Cash Used by Operating Activities ..          12,790               13,101                 $   (98,774)

CASH FLOWS FROM
INVESTING ACTIVITIES:

    (Increase) in fixed assets ........          (5,774)              (2,507)                       --

CASH FLOW FROM
FINANCING ACTIVITIES:

   Proceeds from issuance of
    Common stock ......................             --                   500                     101,663
   Net cash provided by
     financing activities

   Net increase in cash ...............           7,016                  --                  $     2,889

   Cash beginng of period .............               0                    0                         444
   Cash, end of the period ............           7,016               11,094                       3,333


                              LOANMINING. com, INC.
                       Balance Sheet As of March 31, 2000
                                  (Unaudited)

ASSETS

Current Assets
  Cash .......................................................          $  3,333
  Other ......................................................             9,315
                                                                        --------
             Total Current Assets ............................            12,648

Property and equipment, net ..................................            28,917
Other ........................................................            13,875
                                                                        --------
                                                                        $ 55,440
                                                                        ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts payable ...........................................            36,068
  Line of credit .............................................             5,000
  Notes payable ..............................................            67,000
                                                                        --------
            Total Current Liabilities ........................           108,068

            Total Liabilities ................................           108,068
                                                                        --------


Stockholders' Equity
  Common stock ...............................................           121,600
  Retained earnings (deficit) ................................          -174,228
                                                                        --------

             Total Stockholders' Equity ......................           -52,628
                                                                        --------

                                                                        $ 55,440
                                                                        ========

          (b)   Pro Forma Financial  Information

On April 7, 2000 the Company completed performance of closing requirements for its acquisition of privately held Loanmining. Com ("LMC") by issuance of 5.83 million shares (the "Shares") of the Company's common stock. The Shares are restricted Securities pursuant to Rule 144, are to be included in a Registration Statement by the Company after it updates its audits and reports to the Securities and Exchange Commission, and are to be subject to monthly sale restrictions for holdings in excess of 200,000 shares. The recipients of the Shares were the several stockholders of LMC, including its majority stockholder (Regina Mitchell) who received over 4 million of the Shares.

In consideration for the Shares, the Company acquired rights to the names Loanmining.Com and Home Loan.com; rights to a team of mortgage brokers, telemarketers, processing and closing staff represented to be capable of promptly equaling and then growing the $1.4 million annual revenue rate produced at LMC in 1999 on a brick & mortar basis; and rights to the LMC preliminary internet web site development, the related business plan for home improvement financing, and the business model/implementation plan for LMC as both a brick & mortar as well as a highly automated internet mortgage banker focused on the sub-prime mortgage niche. Substantial equity financings will be required to compete for mortgage lending business on the Internet.

In connection with this acquisition, the Company has closed on initial private placement financing of $245,000 in exchange for 7% Convertible Notes and Warrants. All but $25,000 of these financing proceeds was received in the first quarter of 2000. The Notes are due in periods of six to nine months from the date of issuance and are repayable or convertible into Common Stock of the Company t $0.20 per share (except for $25,000 at $0.50 per share). Warrants for the purchase of an aggregate 1,400,000 shares were issued as part of the Notes and are exercisable at $5 and $7.50 during years one and two, respectively, and expire at various dates from February 2002 to April 2002. The Company utilized $63,000 of the proceeds to finance stock redemption and releases from dissident stockholders of LMC. The balance of the funding was utilized for existing obligations, and to commence development of LMC's operation in anticipation of further funding, which has not yet transpired.

The total acquisition cost of LMC is as follows:

         Value of securities issued                  $605,835

Preliminary allocation of Acquisition Cost:

                                            Annual             Useful
                           Amount        Amortization           Live
                           ------        ------------          ------
Value of securities
Issued                     $605,835       $ 302,900          2 years

The accompanying unaudited historical Pro Forma Condensed Combined Statement of Operations for the year ended December 31, l999 and for the three months ended March 31, 2000 and the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2000 should be read in conjunction with the financials statements of North Lily Mining Company (the Company) as previously filed and the financial statements of the LMC included herein. Thess unaudited financial statements are based on historical financial statements of the Company and LMC after giving effect to the acquisition and the assumptions and adjustments described in the accompanying Notes to the Unaudited Pro Forma Condensed Combined Statements of Operations and Unaudited Pro Forma Condensed Combined Balance Sheet. The pro forma information does not purport to be indicative of the results, which would have been reported if the above transaction had been in effect for the periods presented or which may result in the future.



                           NORTH LILY MINING COMPANY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999
                                  (UNAUDITED)

                                                                                        Mortgage
                                             North Lily  Loanmining  Mortgage Parnters  Partners         Pro forma      Pro forma
                                             Mining Co.   .com,Inc.     Funding Corp.   Lending Corp.   Adjustments     Combined
                                             ----------  ----------  -----------------  -------------   -----------     ---------
Revenues
  Mortgage brokerage revenues ...............$    --      $ 305,949   $  907,657       $ 204,186            --      $  1,417,792
  Land sales ................................  425,859         --           --              --              --           425,859
                                             ---------     --------     --------        --------        --------      ----------
                                               425,859      305,949      907,657         204,186            --      $  1,843,651
                                             ---------     --------     --------        --------        --------      ----------
Costs of sales
  Cost of mortgage brokerage ................     --        158,641      498,000         136,752            --           793,393
  Cost of land sales ........................  228,616         --           --              --              --           228,616
                                             ---------     --------     --------        --------        --------      ----------
                                               228,616      158,641      498,000         136,752            --         1,022,009
                                             ---------     --------     --------        --------        --------      ----------

Gross profit ................................  197,243      147,308      409,657          67,434            --           821,642
                                             ---------     --------     --------        --------        --------      ----------
Operating Expenses
  General and administrative expenses .......  330,105      192,251      426,667          52,161            --         1,001,184
                                             ---------     --------     --------        --------        --------      ----------

Operating (loss) income ..................... (132,862)     (44,943)     (17,010)         15,273            --          (179,542)
                                             ---------     --------     --------        --------        --------      ----------
Other income (expenses)
  Interest income ...........................    1,346         --           --              --              --             1,346
  Interest expense ..........................  (43,193)      (1,638)      (1,181)           (716)           --           (46,728)
  Unrealized loss on marketable securities ..   (4,495)        --           --              --              --            (4,495)
  Amortization of investment in Loanmining ..     --           --           --              --   (d)    (302,900)       (302,900)
  Other, net ................................   54,436         --           --              --              --            54,436
                                             ---------     --------     --------        --------        --------      ----------
                                                 8,094       (1,638)      (1,181)           (716)       (302,900)       (298,341)
                                             ---------     --------     --------        --------        --------      ----------


Net (loss) before minority interest ......... (124,768)     (46,581)     (18,191)         14,557        (302,900)       (477,883)
Minority interest ...........................  (55,408)        --           --              --              --           (55,408)
                                             ---------     --------     --------        --------        --------      ----------

Net (loss) income ...........................$(180,176)   $ (46,581)  $  (18,191)      $  14,557      $ (302,900)     $ (533,291)
                                             =========     ========     ========        ========        ========      ==========

Net (loss) per common share-basic and diluted     --           --           --              --              --        $    (0.05)
                                             =========     ========     ========        ========        ========      ==========
Weighted average common shares outstanding-
basic and diluted ...........................     --            --           --              --             --        10,784,722
                                             =========     ========     ========        ========        ========      ==========



        See accompanying notes to unaudited pro forma condensed combined

                           NORTH LILY MINING COMPANY
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE QUARTER ENDED MARCH 31, 2000
                                  (UNAUDITED)

                                                            North Lily     Loanmining             Pro forma         Pro forma
                                                            Mining Co.     .com, Inc.             Adjustments        Combined
                                                            ----------     ----------            ------------       ---------
Revenue
  Mortgage brokerage revenues ........................   $       --         $    150,612       $       --         $    150,612
                                                           ----------        -----------        ------------       -----------

Cost of sales
  Cost of mortgage brokerage .........................           --               78,377               --               78,377
                                                           ----------        -----------        ------------       -----------

Gross profit .........................................           --               72,235               --               72,235
                                                           ----------        -----------        ------------       -----------

Operating expenses
  General and administrative expenses ................         106,312           199,882               --               306,194
  Silver City Project ................................          38,125              --                 --                38,125
                                                           ----------        -----------        ------------       -----------

                                                              144,437            199,882               --              344,319
                                                           ----------        -----------        ------------       -----------
Other income (expenses)
  Interest income ....................................          2,100               --                 --                2,100
  Amortization of goodwill ...........................           --                 --              (75,700)(d)        (75,700)
  Other, net .........................................            953               --                 --                  953
                                                           ----------        -----------        ------------       -----------

                                                                3,053               --              (75.700)           (72,647)
                                                           ----------        -----------        ------------       -----------

Net (loss) ...........................................   $   (141,384)      $   (127,647)      $    (75,700)      $   (344,731)
                                                           ==========        ===========        ===========        ===========

Net (loss) per common share-basic and diluted ........           --                 --                 --         $      (0.03)
                                                           ==========        ===========        ===========        ===========

Weighted average common shares outstanding
basic and diluted ....................................           --                 --                 --           11,945,871
                                                           ==========        ===========        ===========        ===========

            See notes to the pro forma condensed financial statements

                            NORTH LILY MINING COMPANY
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2000
                                   (UNAUDITED)

                                                         Historical                                 Pro Forma           Pro Forma
                                                         North Lily    Loanmining.com              Adjustments          Combined
ASSETS                                                   ----------    --------------              -----------         -----------
Current Assets
  Cash .......................................       $     26,395        $    3,333           $         0           $     29,728
  Marketable securities ......................              6,086                 0                     0                  6,086
  Accounts and notes receivable ..............             26,473                 0                     0                 26,473
  Other ......................................              6,966             9,315                     0                 16,281
                                                       ----------        ----------             ---------           ------------
            Total Current Assets .............             65,920            12,648                     0                 78,568
                                                       ----------        ----------             ---------           ------------
Property and equipment, net ..................             29,761            28,917                     0                 58,678
Land .........................................          1,037,226                 0                     0              1,037,226
Reclamation bond .............................            202,653                 0                     0                202,653
Advance to Loanmining.com ....................             50,000                 0               (50,000)(a)                  0
Investment in Loanmining.com .................             53,207                 0               174,228 (c)            605,835
                                                                0                 0              (121,600)(c)                  0
                                                                0                 0               500,000 (b)                  0
Other ........................................             20,500            13,875                     0                 34,375
                                                       ----------        ----------             ---------           ------------
                                                     $  1,459,267        $   55,440           $   502,628           $  2,017,335
                                                       ==========        ==========             =========           ============
LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts payable ...........................       $    246,101        $   36,068           $         0           $    282,169
  Line of credit .............................              2,947             5,000                     0                  7,947
  Notes payable ..............................                  0            67,000               (50,000)(a)             17,000
  Reclamation liabilities ....................            180,059                 0                     0                180,059
  Convertible notes ..........................            220,000                 0                     0                220,000
                                                       ----------        ----------             ---------           ------------
          Total Current Liabilities ..........            649,107           108,068               (50,000)               707,175
                                                       ----------        ----------             ---------           ------------
Due to officers ..............................             28,000                 0                     0                 28,000
                                                       ----------        ----------             ---------           ------------
Accounts payable in stock ....................            261,835                 0                     0                261,835
                                                       ----------        ----------             ---------           ------------
Minority Interest in LLC .....................            161,984                 0                     0                161,984
                                                       ----------        ----------             ---------           ------------
Stockholders' Equity
  Common stock ...............................            611,327           121,600              (121,600)(c)          1,194,587
                                                                0                 0               583,260 (b)                  0
  Additional paid-in capital .................         52,407,591                 0               (83,260)(b)         52,324,331

  Retained earnings (deficit) ................        (52,660,577)         (174,228)              174,228 (c)        (52,660,577)
                                                       ----------        ----------             ---------           ------------
           Total Stockholders' Equity ........            358,341           (52,628)              552,628                858,341
                                                       ----------        ----------             ---------           ------------
                                                     $  1,459,267        $   55,440           $   502,628           $  2,017,335
                                                       ==========        ==========             =========           ============

            See notes to the pro forma condensed financial statements

                            NORTH LILY MINING COMPANY
                                      AND
                              LOANMINING.COM, INC.
              NOTES TO PRO FORMA CONS0LIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1 - SUMMARY OF TRANSACTION

     The accompanying unaudited pro forma financial statements are presented to reflect the acquisition of Loanmining.com, Inc. (formerly Home Loan.com, Inc.) And the predecessor companies Mortgage Partners Funding Corp. and Mortgage Partners Lending Corp. The acquisition of Loanmining and the predecessor companies was completed on April 7, 2000.

     The accompanying consolidated pro forma balance sheet of March 31, 2000 has been prepared to give effect to the acquisition of Loanmining as if the acquisition had occurred on March 31, 2000. The accompanying unaudited pro forma statements of operations combine North Lily for the year ended December 31, 1999 and the three months ended March 31, 2000, the mortgage operating revenues and expenses of Loanmining for each of the periods, respectively, and are presented as if the acquisition had occurred at the beginning of each of the periods presented.

NOTE 2 -  PRO FORMA ADJUSTMENTS

     The unaudited pro forma financials statements reflect the following pro forma adjustments:

     (a)  Eliminate advance to Loanming.com from North Lily.


     (b) On April 7, 2000 North Lily completed the closing requirements for the acquisition of Loanming.com by the issuance of 5,832,600 common shares for 100% of the outstanding shares of Loanming.com. The recipients of the shares were the shareholders of Loanming.com. North Lily valued the shares issued of Loanming.com at $500,000.

     (c) Eliminate common stock of Loanmining.com and Loanmining.com retained earnings as of date of acquisition by North Lily.

     (d) Record amortization of North Lily's investment in Loanmining over a two year period.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NORTH LILY MINING COMPANY




Dated:  November 15, 2000              By:  /s/ W. Gene Webb
                                          --------------------------------------
                                          W. Gene Webb, Executive Vice President